CONSOLIDATED UNAUDITED BALANCE SHEETS - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Current assets
Cash and cash equivalents	$ 9,957	$ 6,997
Short-term bank deposit	10,017
Prepaid expenses and other current assets	371	406
Total current assets	20,345	7,403
Non-current assets
Property and equipment, net	436	503
Total non-current assets	436	503
Total assets	20,781	7,906
Accounts payable and accruals
Trade	531	608
Other	370	347
Other current liabilities	4	5
Employees and payroll accruals	890	602
Total current liabilities	1,795	1,562
Non-current liabilities
Royalties provision	464	439
Total non-current liabilities	464	439
Shareholders' equity
Share capital	3,429	974
Additional paid-in capital	72,587	57,643
Accumulated deficit	(57,494)	(52,712)
Total shareholders' equity	18,522	5,905
Total liabilities and shareholders' equity	$ 20,781	$ 7,906